Mattersight Q4 2012 Earnings Webinar February 13, 2013 Exhibit 99.2

Mattersight | SEE WHAT MATTERS

Confidential & Restricted © 2013 Mattersight Corporation

Safe Harbor Language
During today’s call we will be making both historical and
forward-looking statements in order to help you better
understand our business.  These forward-looking statements
include references to our plans, intentions, expectations,
beliefs, strategies and objectives.  Any forward-looking
statements speak only as of today’s date.  In addition, these forward-looking statements are subject to risks and
uncertainties that could cause actual results to differ
materially from those stated or implied by the forward-
looking statements.  The risks and uncertainties associated
with our business are highlighted in our filings with the SEC, including our Annual Report filed on Form 10-K for the year
ended December 31, 2011, our quarterly reports on Form
10-Q, as well as our press release issued earlier today.
Mattersight Corporation undertakes no obligation to publicly update or revise any forward-looking statements in this call.
Also, be advised that this call is being recorded and is
copyrighted by Mattersight Corporation.

Discussion Topics • Summary • Q4 Review • Pipeline Discussion • Routing Update • Business Model and Outlook 3

Summary
•
Q4 Bookings Continued to Be Impacted by Delayed Buying
Decisions and Prolonged Procurement Processes
•
Our Pipeline Activity Remains Strong
•
Very Encouraged by the Progress with Behavioral Pairing
Analytics and Routing Application
•
Expect to Achieve Adjusted EBITDA Profitability by Q4

Q4 Highlights
•
Revenues
–
Q4 Subscription revenues of $6.9m increased 6% sequentially
–
Q4 Services revenues of $8.6m increased 8% sequentially
–
FY Subscription revenues increased 24% to $27.3m
–
FY Services revenues increased 16% to $33.4m
•
P&L
–
Expenses close to flat excluding $900k impact of one-time charge associated with accelerated recognition of a prepaid expense
–
Q1 expenses will be down from Q4 and that we expect they will be down further in Q2
•
GM
–
Q4 overall GM was 61% and FY was 62%, up approx 700 bps
–
Q4 Subscription GM was 69%
•
Cash
–
Approximately flat with Q3
•
Pilots
–
Signed 7 new logos in 2012, including 2 in Q4; vs 1 in 2011
–
Signed 18 new pilots in 2012, including 5 in Q4; vs 6 in 2011

| | | | |
|---|---|---|---|
| | | | |
| | | | |
| | | | |
| | | | |
| | | | |
| | | | |
| | | | |
| | | | |

Mattersight | SEE WHAT MATTERS

Confidential & Restricted © 2013 Mattersight Corporation

Pilot Update

Q4 2012 Total 2012 Total 2011
Beginning Pilots 16 8 3
New Logos
Added
2 7 1
Other Pilots
Added
3 11 5
Total Pilots
Added
5 18 6
Pilots Converted 2 4 1
Pilots Not
Converted
1 2 -
Pilots Cancelled
Due to Budget
Issues

Ending Pilots 18 18 8

| | Q4 2012 | Comments |
|---|---|---|
| Beginning Backlog | $96.8m | Small growth yoy |
| Bookings | $4.1m | Seeing continued delays |
| Recognized Revenues | $8.4m | |
| Backlog Adjustments | ($3.3m) | Reduced long term user counts |
| Ending Backlog | $89.1m | |

Mattersight | SEE WHAT MATTERS
Confidential & Restricted © 2013 Mattersight Corporation

Backlog Review 7

Pipeline Discussion
•
Overview
–
Overall activity remains strong
–
Health Care and Private Sector Education verticals are active
–
In discussion with a handful of large enterprise accounts for both
Routing and Performance Management Applications
•
Private Sector Education
–
Closed new pilot conversion at a major Private Sector Education
Co.
–
Signed pilot to analyze on-line classroom activity in Q1
–
Working on 2 other proposals to analyze behavioral traits on student outcomes
•
ACA Bid Update
–
The government has indicated the award is expected in Q2 and that the service needs to be up starting in late Q2/early Q3
–
Our partner has the incumbent position
–
Winning the full award would have a significant impact on
Mattersight’s business

Mattersight SEE WHAT MATTERS
Confidential & Restricted © 2013 Mattersight Corporation

Behavioral Pairing Analytics and Routing Update
•
Goals of Routing
–
Higher new logo velocity
–
Drive greater value with less implementation friction
–
Shorter duration of pilot to revenue
–
Use to build a re-seller channel
•
Routing Update
–
It’s early days but Behavioral Pairing and Routing is a hot topic
–
Signed 2 pilots in Q4
–
Number of Routing discussions have increased from ~10 in November to ~35 today
•
Emerging Publicity and Analyst Support
– “had good discussion w/ @MattersightCorp. #ContactCenters #CallCenters should consider
#predictive #routing to improve #agent #ROI & #CustExp” …Bruce Temkin (Temkin
Group) via Twitter
– “hopefully you can tell by my questions and engagement, but this is the most interesting vendor briefing I’ve had in years”….Forrester Analyst, during briefing on routing
– “it is increasingly machines that are analyzing our voice patterns and personal history.That’s what the company Mattersight calls predictive behavioral routing and it can separate our personality into one of six categories that can determine how we will react to different approaches”… Forbes,
February 4, 2013

Business Model Discussion
•
2013 Financial Goals
–
Increase overall Gross Margins to ~65% by year end
–
Achieve Adjusted EBITDA profitability by Q4
–
Winning the full ACA Award would accelerate Adjusted EBITDA
profitability to Q3 and would achieve positive operating cash flow in Q4
•
Revenue Guidance
–
We will continue to provide only quarterly revenue guidance, pending the outcome of several large proposals in process,
including the ACA bid
–
Our guidance is that Q1 subscription revenues will be
approximately flat as compared to Q4

Summary
•
Leader in an Emerging Big Data Market
•
Highly Differentiated Product
•
Significant Potential Value of Our Predictive Routing
Application
•
Pipeline Continues to Strengthen
•
Expect to Cross the Chasm Later this Year

Mattersight | SEE WHAT MATTERS
Confidential & Restricted © 2013 Mattersight Corporation

Thank You • Kelly Conway – 847.582.7200 – kelly.conway@mattersight.com • Mark Iserloth – 312.454.3613 – mark.iserloth@mattersight.com 12